Direxion Daily Agribusiness Bull 3X Shares (COWL)
Direxion Daily Agribusiness Bear 3X Shares (COWS)
Direxion Daily Basic Materials Bear 3X Shares (MATS)
Direxion Daily BRIC Bull 3X Shares (BRIL)
Direxion Daily BRIC Bear 3X Shares (BRIS)
Direxion Daily Healthcare Bear 3X Shares (SICK)
Direxion Daily India Bear 3X Shares (INDZ)
Direxion Daily Latin America Bear 3X Shares (LHB)
Direxion Daily Retail Bear 3X Shares (RETS)

Each a Series of the
DIREXION SHARES ETF TRUST

Supplement dated August 3, 2012
to the Prospectus and Statement of Additional Information (“SAI”)
dated June 29, 2012

The Board of Trustees (the “Board”) of the Direxion Shares ETF Trust (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC (“Rafferty”), the Trust’s adviser, has determined to liquidate and terminate the Direxion Daily Agribusiness Bull 3X Shares, Direxion Daily Agribusiness Bear 3X Shares, Direxion Daily Basic Materials Bear 3X Shares, Direxion Daily BRIC Bull 3X Shares, Direxion Daily BRIC Bear 3X Shares, Direxion Daily Healthcare Bear 3X Shares, Direxion Daily India Bear 3X Shares, Direxion Daily Latin America Bear 3X Shares and the Direxion Daily Retail Bear 3X Shares (each a “Fund” and collectively, the “Funds”), has determined to close the Funds.  Due to the Funds’ inability to attract sufficient investment assets, Rafferty believes that the Funds cannot continue to conduct their business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Funds.  As of the close of regular trading on the NYSE Arca, Inc. (“NYSE”) on September 5, 2012 (“Closing Date”), shares of the Funds will cease trading on the NYSE and will be closed to purchase by investors.

Shareholders may sell their holdings in the Funds prior to the Closing Date and customary brokerage charges may apply to these transactions.  However, from September 5, 2012, through September 12, 2012 (“Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds during this time period.  Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios.  This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the each Fund’s investment objective and strategy.

On or about the Liquidation Date, the Funds will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares.  These distributions are taxable events.  In addition, these payments to shareholders will include accrued capital gains and dividends, if any.  As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund.  Once the distributions are complete, the Funds will terminate.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.